March 1, 2019

Global X MSCI China Utilities ETF
NYSE Arca, Inc.: CHIU

2019 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/funds/chiu. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2019, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www.globalxfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Global X MSCI China Utilities ETF

Ticker: CHIU Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X MSCI China Utilities ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI China Utilities 10/50 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

1    "Other Expenses" reflect estimated expenses for the Fund's first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index tracks the performance of companies in the MSCI China Index (the “Parent Index”) that are classified in the utilities sector, as defined by MSCI, Inc. (“MSCI”) the provider of the Underlying Index (“Index Provider”). The Parent Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of securities that are classified as operating in China according to the MSCI Global Investable Markets Index Methodology, and that satisfy minimum market capitalization and liquidity thresholds. The securities eligible for inclusion in the Underlying Index include H-Shares (securities of companies incorporated in China that are denominated in Hong Kong Dollars and listed on the Hong Kong Stock Exchange (the “HKSE”)), B-Shares (securities of companies denominated in U.S. dollars or Hong Kong dollars and listed on Shanghai Stock Exchange (the “SSE”) or Shenzen Stock Exchange (the “SZSE”)), Red Chips (securities of companies with a majority of their business operations in mainland China and that are controlled by the national government or local governments of China, traded on the HKSE in Hong Kong dollars), P-Chips (securities of companies with the majority of their business operations in mainland China and controlled by individuals in China, but that are incorporated outside of China), A-Shares (securities of companies incorporated in mainland

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China that trade on Chinese exchanges in renminbi) that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect”, and together with Shanghai Connect, “Stock Connect Programs”), and foreign listings such as American Depository Receipts (“ADRs”). The Stock Connect Programs are securities trading and clearing programs that aim to achieve mutual stock market access between China and Hong Kong. Under Stock Connect, the Fund’s trading of eligible A-shares listed on the SSE or the SZSE, as applicable, would be effectuated through its Hong Kong brokers. Trading through the Stock Connect Programs is subject to a daily quota, which limits the maximum net purchases under Stock Connect Programs each day, and as such, buy orders for A-shares would be rejected once the daily quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the daily quota balance). The daily quota is not specific to the Fund. From time to time, other stock exchanges in China may participate in Stock Connect, and A-shares listed and traded on such other stock exchanges and accessible through Stock Connect may be added to the Underlying Index, as determined by MSCI.

The Underlying Index follows a rules-based methodology that is designed to select all constituents of the Parent Index that are classified in the utilities sector under the Global Industry Classification System ("GICS"). The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, but is modified so that, as of the rebalance date, no group entity (defined by the Index Provider as companies with a controlling stake owned by one entity) constitutes more than 10% of the Underlying Index and so that, in the aggregate, the individual group entities that would represent more than 5% of the Underlying Index represent no more than 50% of the Underlying Index (“10/50 Cap”). The Underlying Index is reconstituted and re-weighted quarterly. The Underlying Index may include large- and mid-capitalization companies. As of December 31, 2018, the Underlying Index had 27 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2018, the Underlying Index was concentrated in the gas utilities and independent power and renewable energy industries and had significant exposure to the utilities sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions

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directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create or redeem, Shares may be more likely to trade at a premium or discount to NAV, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund will also concentrate its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Chinese yuan depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund. Additionally, the Chinese government heavily regulates the domestic exchange of foreign currencies and yuan exchange rates in China, which may adversely affect the operations and financial results of the Fund’s investments in China. Shares purchased through the Stock Connect Programs will be purchased using offshore yuan, the value of which may differ from and experience greater volatility than the value of onshore yuan. Offshore yuan cannot be freely remitted into or transferred out of China, and there is no assurance that there will always be sufficient amounts of offshore yuan available for the Fund to invest in all components of the Underlying Index.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Foreign Securities Risk: The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural or other disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China, causing an adverse impact on the Fund's investments in China.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

International Closed Market Trading Risk: To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These

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deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Large Shareholder Risk: Certain shareholders, including an Authorized Participant (as defined in the SAI), the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: Under continuous listing standards adopted by the Fund’s listing exchange, the Fund will be required to confirm on an ongoing basis that the components of the Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the Fund would be required to rectify such non-compliance by requesting that the Index Provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the SEC. Failure to rectify such non-compliance may result in the Fund being delisted by the listing exchange.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: Shares of the Fund are publicly traded on a national securities exchange which may subject shareholders to numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

New Fund Risk: The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

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Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Privatization Risk: China has privatized, or has begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the Chinese economy in which the Fund invests. Through its portfolio companies' trading partners, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk, and U.S. Economic Risk.

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods in 2018 and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital. China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Risk of Investing in Emerging Markets: As of the date of this Prospectus, China is an emerging market country. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets.

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Risk of Investing in Hong Kong: Investments in Hong Kong issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates, or a tightening of China’s control over Hong Kong, may have an adverse impact on Hong Kong’s economy.

Risks Related to Investing in China A-Shares: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a QFII or a RQFII license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Risks Related to Investing in Equity Securities: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Risks Related to Investing in the Gas Utilities Industry: Companies in the natural gas utilities industry may face difficulty in obtaining natural gas for resale or may be faced with increased fuel or other operating costs. Reliance on capital construction projects may increase the risks associated with natural disasters, terrorist attacks, government intervention or other factors that may render a gas utility company’s equipment unusable or obsolete and negatively impact profitability.

Risks Related to Investing in the Independent Power and Renewable Electricity Industry: Companies in the independent power and renewable electricity industry may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for energy products, changes in energy prices, and international political events may cause fluctuations in the performance of independent power and renewable electricity companies and the prices of their securities.

Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization and deregulation in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. In addition, companies in the utilities sector may be adversely affected due to increase in fuel and operating costs and the costs of complying with regulations.

Risks Related to Stock Connect Programs: The Stock Connect Programs are subject to daily and aggregate quota limitations, which could affect the Fund’s ability to enter into and exit Stock Connect positions on a timely basis. The Shenzen and Shanghai markets may operate when the Stock Connect Programs are not active, and consequently the prices of shares held via Stock Connect Programs may fluctuate at times when the Fund is unable to add to or exit its positions. The Stock Connect Programs are new, and the effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. Regulations, such as limitations on redemptions or suspension of trading, may adversely impact the value of the Fund’s investments. There is no guarantee that the Shenzen, Shanghai, and Hong Kong Stock Exchanges will continue to support the Stock Connect Programs in the future.

Tracking Error Risk: Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction costs, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

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Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to the Underlying Index. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Chang Kim, CFA; James Ong, CFA; Nam To and Wayne Xie (“Portfolio Managers”). Messrs. Kim, Ong and To have been Portfolio Managers of the Fund since inception. Mr. Xie has been Portfolio Manager of the Fund since March 1, 2019.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business ("Business Day").

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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